EXHIBIT 10.1

                          AMERICAN BINGO & GAMING CORP.
                                STOCK OPTION PLAN

                                    ARTICLE I
                                   DEFINITIONS

     As used herein, the following terms have the following meanings unless the context clearly indicates to the contrary:

          "Award"  shall  mean  a  grant  of  Restricted  Stock  or  an  SAR.
           -----

          "Award  Agreement"  shall  mean an Agreement between the Company and a
           ----------------
Grantee  relating  to  a  grant  of  Restricted  Stock  or  an  SAR.

          "Board"  shall  mean  the  Board  of  Directors  of  the  Company.
           -----

          "Cause"  shall mean theft or destruction of property of the Company, a
           -----
Parent, or a Subsidiary, disregard of Company rules or policies, or conduct evincing willful or wanton disregard of the interests of the Company. Such determination shall be made by the Committee based on information presented by the Company and the Employee and shall be final and binding on all parties hereto.

          "Change  in Control" shall mean the occurrence of any of the following
           ------------------
events: (i) any individual or entity: (A) directly or indirectly acquiring beneficial ownership of 35% or more of the Stock of the Company outstanding from time to time; or (B) making a tender offer for 35% or more of the Stock of the Company outstanding; or (ii) individuals who constitute a majority of the Company's Board of Directors on the date of the adoption of this Plan by the Board of Directors, or individuals elected or nominated directly or indirectly by at least a majority of such current directors, no longer constitute a majority of the Company's Board of Directors; or (iii) a merger, consolidation, asset sale or other transaction involving the sale or other transfer of all or substantially all of the business or assets of the Company.

          "Code"  shall  mean  the  United States Internal Revenue Code of 1986,
           ----
including effective date and transition rules (whether or not codified). Any reference herein to a specific section of the Code shall be deemed to include a reference to any corresponding provision of future law.

          "Committee" shall mean a committee of at least two Directors appointed
           ---------
from time to time by the Board, having the duties and authority set forth herein in addition to any other authority granted by the Board; provided, however, that with respect to any Options or Awards granted to an individual who is also a
Section 16 Insider, the Committee shall consist of at least two Directors (who need not be members of the Committee with respect to Options or Awards granted to any other individuals) who are Non-Employee Directors, and all authority and discretion shall be exercised by such Non-Employee Directors and references herein to the "Committee" shall mean such insofar as any actions or determinations of the Committee shall relate to or affect Options or Awards made to or held by any Section 16 Insider. At any time that the Board shall not have appointed a committee as described above, any reference herein to the Committee shall mean a reference to the Board.

          "Company"  shall  mean  American  Bingo  &  Gaming  Corp.,  a Delaware
           -------
corporation.

          "Director"  shall  mean a member of the Board and any person who is an
           --------
advisory or honorary director of the Company if such person is considered a director for the purposes of Section 16 of the Exchange Act, as determined by reference to such Section 16 and to the rules, regulations, judicial decisions, and interpretative or "no-action" positions with respect thereto of the Securities and Exchange Commission, as the same may be in effect or set forth from time to time.

          "Employee"  shall  mean  an  employee  of  the  Employer.
           --------

          "Employer"  shall  mean  the  corporation  that  employs  a  Grantee.
           --------

          "Exchange  Act"  shall  mean the Securities Exchange Act of 1934.  Any
           -------------
reference herein to a specific section of the Exchange Act shall be deemed to include a reference to any corresponding provision of future law.

          "Exercise  Price"  shall  mean  the  price  at  which  an Optionee may
           ---------------
purchase  a  share  of  Stock  under  a  Stock  Option  Agreement.

          "Fair Market Value" on any date shall mean (i) the closing sales price
           -----------------
of the Stock, regular way, on such date on the securities exchange having the greatest volume of trading in the Stock during the thirty-day period preceding the day the value is to be determined or, if such exchange was not open for trading on such date, the next preceding date on which it was open; (ii) if the Stock is not traded on any securities exchange, the average of the closing high bid and low asked prices of the Stock on the over-the-counter market on the day such value is to be determined, or in the absence of closing bids on such day, the closing bids on the next preceding day on which there were bids; or (iii) if the Stock also is not traded on the over-the-counter market, the fair market value as determined in good faith by the Board or the Committee based on such relevant facts as may be available to the Board, which may include, but not be limited to, opinions of independent experts, the price at which recent sales have been made, the book value of the Stock, and the Company's current and future earnings.

          "Grantee"  shall  mean a person who is an Optionee or a person who has
           -------
received  an  Award  of  Restricted  Stock  or  an  SAR.

          "Incentive Stock Option" shall mean an option to purchase any stock of
           ----------------------
the Company, which complies with and is subject to the terms, limitations and conditions of Section 422 of the Code and any regulations promulgated with respect thereto.

          "Non-Employee Director" shall have the meaning set forth in Rule 16b-3
           ---------------------
under the Exchange Act, as the same may be in effect from time to time, or in any successor rule thereto, and shall be determined for all purposes under the Plan according to interpretative or "no-action" positions with respect thereto issued by the Securities and Exchange Commission.

          "Officer"  shall  mean  a  person  who  constitutes  an officer of the
           -------
Company for the purposes of Section 16 of the Exchange Act, as determined by reference to such Section 16 and to the rules, regulations, judicial decisions, and interpretative or "no-action" positions with respect thereto of the Securities and Exchange Commission, as the same may be in effect or set forth from time to time.

          "Option"  shall  mean  an  option,  whether  or not an Incentive Stock
           ------
Option, to purchase Stock granted pursuant to the provisions of Article VI hereof.

          "Optionee"  shall  mean  a  person  to whom an Option has been granted
           --------
hereunder.

          "Parent"  shall  mean  any corporation (other than the Employer) in an
           ------
unbroken chain of corporations ending with the Employer if, at the time of the grant (or modification) of the Option, each of the corporations other than the Employer owns stock possessing 50 percent or more of the total combined voting power of the classes of stock in one of the other corporations in such chain.

          "Permanent  and Total Disability" shall have the same meaning as given
           -------------------------------
to that term by Code Section 22(e)(3) and any regulations or rulings promulgated thereunder.

          "Plan" shall mean the American Bingo & Gaming Corp. Stock Option Plan,
           ----
the  terms  of  which  are  set  forth  herein.

          "Purchasable"  shall  refer  to  Stock  which  may  be purchased by an
           -----------
Optionee under the terms of this Plan on or after a certain date specified in the applicable Stock Option Agreement.

          "Qualified  Domestic Relations Order" shall have the meaning set forth
           -----------------------------------
in the Code or in the Employee Retirement Income Security Act of 1974, or the rules and regulations promulgated under the Code or such Act.

          "Reload  Option"  shall  have  the  meaning  set  forth in Section 6.8
           --------------
hereof.

          "Restricted  Stock"  shall mean Stock issued, subject to restrictions,
           -----------------
to  a  Grantee  pursuant  to  Article  VII  hereof.

          "SAR"  means  a  stock  appreciation  right.
           ---

          "SAR Exercise Price" means the base value established by the Committee
           ------------------
for a SAR on the date the SAR is granted and which is used in determining the amount of benefit, if any, paid to a Grantee.

          "Section  16  Insider"  shall  mean  any  person who is subject to the
           --------------------
provisions  of  Section  16  of  the  Exchange  Act.

          "Stock" shall mean the Common Stock, $.001 par value per share, of the
           -----
Company or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different stock or securities of the Company or some other entity, such other stock or securities.

          "Stock  Option  Agreement" shall mean an agreement between the Company
           ------------------------
and an Optionee under which the Optionee may purchase Stock hereunder, a sample form of which is attached hereto as Exhibit A (which form may be varied by the Committee in granting an Option).

          "Subsidiary"  shall  mean any corporation (other than the Employer) in
           ----------
an unbroken chain of corporations beginning with the Employer if, at the time of the grant (or modification) of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                   ARTICLE II
                                    THE PLAN


     2.1     Name.  This  Plan  shall  be  known as the "American Bingo & Gaming
             ----
Corp.  Stock  Option  Plan."

     2.2     Purpose.  The  purpose  of  the Plan is to advance the interests of
             -------
the Company, its Subsidiaries and its shareholders by affording certain employees, Officers and Directors of the Company and its Subsidiaries, as well as key consultants and advisors to the Company or any Subsidiary, an opportunity to acquire or increase their proprietary interests in the Company. The objective of the issuance of the Options and Awards is to promote the growth and profitability of the Company and its Subsidiaries because the Grantees will be provided with an additional incentive to achieve the Company's objectives through participation in its success and growth and by encouraging their continued association with or service to the Company.

     2.3     Effective  Date.  The  Plan  shall become effective on February 26,
             ---------------
1999; provided, however, that the Plan shall terminate, and all Options or Awards theretofore granted or awarded shall become void and may not be exercised, on June 30, 1999, if the shareholders of the Company shall not by that date have approved the Plan's adoption.

                                   ARTICLE III
                                  PARTICIPANTS


     The class of persons eligible to participate in the Plan shall consist of all persons whose participation in the Plan the Committee determines to be in the best interests of the Company which shall include, but not be limited to, Directors, Officers and employees, including but not limited to executive personnel, of the Company or any Subsidiary, as well as key consultants and advisors to the Company or any Subsidiary.

                                   ARTICLE IV
                                 ADMINISTRATION


     4.1     Duties and Powers of the Committee.  The Plan shall be administered
             ----------------------------------
by the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it may deem necessary. The Committee shall have the power to act by unanimous written consent in lieu of a meeting, and to meet telephonically. In administering the Plan, the Committee's actions and determinations shall be binding on all interested parties. The Committee shall have the power to grant Options or Awards in accordance with the provisions of the Plan and may grant Options and Awards singly, in combination, or in tandem. Subject to the provisions of the Plan, the Committee shall have the discretion and authority to determine those individuals to whom Options or Awards will be granted and whether such Options shall be accompanied by the right to receive Reload Options, the number of shares of Stock subject to each Option or Award, such other matters as are specified herein, and any other terms and conditions of a Stock Option Agreement or Award Agreement. The Committee shall also have the discretion and authority to delegate to any Officer its powers to grant Options or Awards under the Plan to any person who is an employee of the Company but not an Officer or Director. To the extent not inconsistent with the provisions of the Plan, the Committee may give a Grantee an election to surrender an Option or Award in exchange for the grant of a new Option or Award, and shall have the authority to amend or modify an outstanding Stock Option Agreement or Award Agreement, or to waive any provision thereof, provided that the Grantee consents to such action.

     4.2     Interpretation;  Rules.  Subject  to  the express provisions of the
             ----------------------
Plan, the Committee also shall have complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option and Award Agreement, and to make all other determinations necessary or advisable for the administration of the Plan, including, without limitation, the amending or altering of the Plan and any Options or Awards granted hereunder as may be required to comply with or to conform to any federal, state, or local laws or regulations.

     4.3     No  Liability.  Neither  any  member of the Board nor any member of
             -------------
the Committee shall be liable to any person for any act or determination made in good faith with respect to the Plan or any Option or Award granted hereunder.

     4.4     Majority  Rule.  A  majority  of the members of the Committee shall
             --------------
constitute a quorum, and any action taken by a majority at a meeting at which a quorum is present, or any action taken without a meeting evidenced by a writing executed by all the members of the Committee, shall constitute the action of the Committee.

     4.5     Company  Assistance.  The  Company  shall  supply  full  and timely
             -------------------
information to the Committee on all matters relating to eligible persons, their employment, death, retirement, disability, or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                    ARTICLE V
                         SHARES OF STOCK SUBJECT TO PLAN


     5.1     Limitations.  Subject  to  any  antidilution adjustment pursuant to
             -----------
the provisions of Section 5.2 hereof, the maximum number of shares of Stock that may be issued hereunder shall be 750,000. Any or all shares of Stock subject to the Plan may be issued in any combination of Incentive Stock Options, non-Incentive Stock Options, Restricted Stock, or SARs, and the amount of Stock subject to the Plan may be increased from time to time in accordance with
Article X. Shares subject to an Option or issued as an Award may be either authorized and unissued shares or shares issued and later acquired by the Company. The shares covered by any unexercised portion of an Option that has terminated for any reason, or any forfeited portion of an Award, may again be optioned or awarded under the Plan, and such shares shall not be considered as having been optioned or issued in computing the number of shares of Stock remaining available for option or award hereunder.

     5.2     Antidilution.
             ------------

          (a) If (x) the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination or exchange of shares, or stock split or stock dividend, (y) any spin-off, spin-out or other distribution of assets materially affects the price of the Company's stock, or (z) there is any assumption and conversion to the Plan by the Company of an acquired company's outstanding option grants, then:

               (i) the aggregate number and kind of shares of Stock for which Options or Awards may be granted hereunder shall be adjusted proportionately by the Committee; and

               (ii) the rights of Optionees under outstanding Options and the rights of the holders of Awards, shall be adjusted proportionately by the Committee.

          (b) If the Company is subject to a transaction in which it does not survive, involving merger, consolidation, or acquisition of the stock or substantially all the assets of the Company or other similar transaction, the Committee, in its discretion, may:

               (i) notwithstanding other provisions hereof, declare that all Options granted under the Plan shall become exercisable immediately notwithstanding the provisions of the respective Stock Option or Award Agreements regarding exercisability, that all such Options and SARs shall terminate 30 days after the Committee gives written notice of the immediate right to exercise all such Options and SARs and of the decision to terminate all Options and SARs not exercised within such 30-day period, and that all then-remaining restrictions pertaining to Awards under the Plan shall immediately lapse; and/or

               (ii) notify all Grantees that all Options or Awards granted under the Plan shall be assumed by the successor corporation or substituted on an equitable basis with options, SARs or restricted stock issued by such successor corporation.

     The Company shall be deemed not to have survived a transaction if pursuant to such transaction the Company becomes a wholly-owned subsidiary of another entity.

          (c) If the Company is to be liquidated or dissolved in connection with a reorganization described in Section 5.2(b), the provisions of such Section shall apply. In all other instances, the adoption of a plan of dissolution or liquidation of the Company shall, notwithstanding other provisions hereof, cause all then-remaining restrictions pertaining to Awards under the Plan to lapse, and shall cause every Option outstanding under the Plan to terminate to the extent not exercised prior to the adoption of the plan of dissolution or liquidation by the shareholders, provided that, notwithstanding other provisions hereof, the Committee may declare all Options and SARs granted under the Plan to be exercisable at any time on or before the fifth business day following such adoption notwithstanding the provisions of the respective Stock Option or Award Agreements regarding exercisability.

          (d) The adjustments described in paragraphs (a) through (c) of this Section 5.2, and the manner of their application, shall be determined solely by the Committee. The adjustments required under this Article V shall apply to any successors of the Company and shall be made regardless of the number or type of successive events requiring such adjustments.

                                   ARTICLE VI
                                     OPTIONS


     6.1     Types  of  Options  Granted.  The  Committee  may, under this Plan,
             ---------------------------
grant either Incentive Stock Options or Options which do not qualify as Incentive Stock Options. Within the limitations provided in this Plan, both types of Options may be granted to the same person at the same time, or at different times, under different terms and conditions, as long as the terms and conditions of each Option are consistent with the provisions of the Plan. Without limitation of the foregoing, Options may be granted subject to conditions based on the financial performance of the Company or any other factor the Committee deems relevant.

     6.2     Option Grant and Agreement.  Each Option granted hereunder shall be
             --------------------------
evidenced by minutes of a meeting or the written consent of the Committee and by a written Stock Option Agreement executed by the Company and the Optionee. The terms of the Option, including the Option's duration, time or times of exercise, exercise price, whether the Option is intended to be an Incentive Stock Option, and whether the Option is to be accompanied by the right to receive a Reload Option, shall be stated in the Stock Option Agreement. No Incentive Stock Option may be granted more than ten years after the earlier to occur of the effective date of the Plan or the date the Plan is approved by the Company's shareholders.

     Separate Stock Option Agreements may be used for Options intended to be Incentive Stock Options and those not so intended, but any failure to use such separate agreements shall not invalidate, or otherwise adversely affect the Optionee's interest in, the Options evidenced thereby.

     6.3     Optionee  Limitations.  The  Committee shall not grant an Incentive
             ---------------------
Stock Option to any person who, at the time the Incentive Stock Option is granted:

          (a)     is  not an employee of the Company or any of its Subsidiaries;
or

          (b) owns or is considered to own stock possessing at least 10% of the total combined voting power of all classes of stock of the Company or any of its Parent or Subsidiary corporations; provided, however, that this limitation shall not apply if at the time an Incentive Stock Option is granted the Exercise Price is at least 110% of the Fair Market Value of the Stock subject to such Option and such Option by its terms would not be exercisable after five years from the date on which the Option is granted. For the purpose of this subsection (b), a person shall be considered to own: (i) the stock owned, directly or indirectly, by or for his or her brothers and sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; (ii) the stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust in proportion to such person's stock interest, partnership interest or beneficial interest therein; and (iii) the stock which such person may purchase under any outstanding options of the Employer or of any Parent or Subsidiary of the Employer.

     6.4     $100,000 Limitation.  Except as provided below, the Committee shall
             --------------------
not grant an Incentive Stock Option to, or modify the exercise provisions of outstanding Incentive Stock Options held by, any person who, at the time the Incentive Stock Option is granted (or modified), would thereby receive or hold any Incentive Stock Options of the Employer and any Parent or Subsidiary of the Employer, such that the aggregate Fair Market Value (determined as of the respective dates of grant or modification of each option) of the stock with respect to which such Incentive Stock Options are exercisable for the first time during any calendar year is in excess of $100,000 (or such other limit as may be prescribed by the Code from time to time); provided that the foregoing
                                                   --------
restriction on modification of outstanding Incentive Stock Options shall not preclude the Committee from modifying an outstanding Incentive Stock Option if, as a result of such modification and with the consent of the Optionee, such Option no longer constitutes an Incentive Stock Option; and provided that, if the $100,000 limitation (or such other limitation prescribed by the Code) described in this Section 6.4 is exceeded, the Incentive Stock Option, the granting or modification of which resulted in the exceeding of such limit, shall be treated as an Incentive Stock Option up to the limitation and the excess shall be treated as an Option not qualifying as an Incentive Stock Option.

     6.5     Exercise  Price.  The  Exercise  Price of the Stock subject to each
             ---------------
Option  shall  be  determined  by  the  Committee.  Subject to the provisions of
Section 6.3(b) hereof, the Exercise Price of an Incentive Stock Option shall not be less than the Fair Market Value of the Stock as of the date the Option is granted (or in the case of an Incentive Stock Option that is subsequently modified, on the date of such modification). The Exercise Price of a non-Incentive Stock Option shall not be less than 50% of the Fair Market Value of the Stock on the date the Option is granted.

     6.6     Exercise  Period.  The  period  for  the  exercise  of  each Option
             ----------------
granted hereunder shall be determined by the Committee, but the Stock Option Agreement with respect to each Option intended to be an Incentive Stock Option shall provide that such Option shall not be exercisable after the expiration of ten years from the date of grant (or modification) of the Option. In addition, no Option granted to a Section 16 Insider shall be exercisable prior to the expiration of six months from the date such Option is granted, other than in the case of the death or disability of the Optionee, and no Option shall be exercisable prior to shareholder approval of the Plan.

     6.7     Option  Exercise.
             ----------------

          (a)     Unless  otherwise  provided  in  the Stock Option Agreement or
Section 6.6 hereof, an Option may be exercised at any time or from time to time during the term of the Option as to any or all full shares which have become Purchasable under the provisions of the Option, but not at any time as to less than 100 shares unless the remaining shares that have become so Purchasable are less than 100 shares. The Committee shall have the authority to prescribe in any Stock Option Agreement that the Option may be exercised only in accordance with a vesting schedule during the term of the Option.

          (b) An Option shall be exercised by (i) delivery to the Company at its principal office a written notice of exercise with respect to a specified number of shares of Stock and (ii) payment to the Company at that office of the full amount of the Exercise Price for such number of shares in accordance with
Section 6.7(c). If requested by an Optionee, an Option may be exercised with the involvement of a stockbroker in accordance with the federal margin rules set forth in Regulation T (in which case the certificates representing the underlying shares will be delivered by the Company directly to the stockbroker).

          (c) The Exercise Price is to be paid in full in cash upon the exercise of the Option and the Company shall not be required to deliver certificates for the shares purchased until such payment has been made; provided, however, that in lieu of cash, all or any portion of the Exercise Price may be paid by tendering to the Company shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in each case to be credited against the Exercise Price at the Fair Market Value of such shares on the date of exercise (however, no fractional shares may be so transferred, and the Company shall not be obligated to make any cash payments in consideration of any excess of the aggregate Fair Market Value of shares transferred over the aggregate Exercise Price); provided further, that the Board may provide in a Stock Option Agreement (or may otherwise determine in its sole discretion at the time of exercise) that, in lieu of cash or shares, all or a portion of the Exercise Price may be paid by the Optionee's execution of a recourse note equal to the Exercise Price or relevant portion thereof, subject to compliance with applicable state and federal laws, rules and regulations.

          (d) In addition to and at the time of payment of the Exercise Price, the Optionee shall pay to the Company in cash the full amount of any federal, state, and local income, employment, or other withholding taxes applicable to the taxable income of such Optionee resulting from such exercise; provided, however, that in the discretion of the Committee any Stock Option Agreement may provide that all or any portion of such tax obligations, together with additional taxes not exceeding the actual additional taxes to be owed by the Optionee as a result of such exercise, may, upon the irrevocable election of the Optionee, be paid by tendering to the Company whole shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in either case in that number of shares having a Fair Market Value on the date of exercise equal to the amount of such taxes thereby being paid, and subject to such restrictions as to the approval and timing of any such election as the Committee may from time to time determine to be necessary or appropriate to satisfy the conditions of the exemption set forth in Rule 16b-3 under the Exchange Act, if such rule is applicable.

          (e) The holder of an Option shall not have any of the rights of a shareholder with respect to the shares of Stock subject to the Option until such shares have been issued and transferred to the Optionee upon the exercise of the Option.

     6.8     Reload  Options.
             ---------------

          (a) The Committee may specify in a Stock Option Agreement (or may otherwise determine in its sole discretion) that a Reload Option shall be granted, without further action of the Committee, (i) to an Optionee who exercises an Option (including a Reload Option) by surrendering shares of Stock in payment of amounts specified in Sections 6.7(c) or 6.7(d) hereof, (ii) for the same number of shares as are surrendered to pay such amounts, (iii) as of the date of such payment and at an Exercise Price equal to the Fair Market Value of the Stock on such date, and (iv) otherwise on the same terms and conditions as the Option whose exercise has occasioned such payment, except as provided below and subject to such other contingencies, conditions, or other terms as the Committee shall specify at the time such exercised Option is granted; provided, that the shares surrendered in payment as provided above must have been held by the Optionee for at least six months prior to such surrender.

          (b) Unless provided otherwise in the Stock Option Agreement, a Reload Option may not be exercised by an Optionee (i) prior to the end of a one-year period from the date that the Reload Option is granted, and (ii) unless the Optionee retains beneficial ownership of the shares of Stock issued to such Optionee upon exercise of the Option referred to above in Section 6.8(a)(i) for a period of one year from the date of such exercise.

     6.9     Non-Transferability  of Option.  No Option shall be transferable by
             ------------------------------
an Optionee other than by will or the laws of descent and distribution or, in the case of non-Incentive Stock Options, pursuant to a Qualified Domestic Relations Order, and no Option shall be transferable by an Optionee who is a
Section 16 Insider prior to shareholder approval of the Plan. During the lifetime of an Optionee, Options shall be exercisable only by such Optionee (or by such Optionee's guardian or legal representative, should one be appointed).

     6.10     Termination  of  Employment  or Service.  The Committee shall have
              ---------------------------------------
the power to specify, with respect to the Options granted to a particular Optionee, the effect upon such Optionee's right to exercise an Option of termination of such Optionee's employment or service under various circumstances, which effect may include immediate or deferred termination of such Optionee's rights under an Option, or acceleration of the date at which an Option may be exercised in full; provided, however, that in no event may an Incentive Stock Option be exercised after the expiration of ten years from the date of grant thereof.

     6.11     Employment  Rights.  Nothing  in  the  Plan or in any Stock Option
              ------------------
Agreement shall confer on any person any right to continue in the employ of the Company or any of its Subsidiaries, or shall interfere in any way with the right of the Company or any of its Subsidiaries to terminate such person's employment at any time.

     6.12     Certain  Successor  Options.  To  the extent not inconsistent with
              ---------------------------
the terms, limitations and conditions of Code section 422 and any regulations promulgated with respect thereto, an Option issued in respect of an option held by an employee to acquire stock of any entity acquired, by merger or otherwise, by the Company (or any Subsidiary of the Company) may contain terms that differ from those stated in this Article VI, but solely to the extent necessary to preserve for any such employee the rights and benefits contained in such predecessor option, or to satisfy the requirements of Code section 424(a).

     6.13      Effect of Change in Control.  The Committee may determine, at the
               ---------------------------
time of granting an Option or thereafter, that such Option shall become exercisable on an accelerated basis in the event that a Change in Control occurs with respect to the Company (and the Committee shall have the discretion to modify the definition of a Change in Control in a particular Option Agreement). If, at any time, the Committee finds that there is a reasonable possibility that, within six months or less, a Change in Control will occur with respect to the Company, then the Committee may determine that all outstanding Options shall be exercisable on an accelerated basis.

                                   ARTICLE VII
                                RESTRICTED STOCK


     7.1     Awards  of  Restricted  Stock.  The  Committee  may grant Awards of
             -----------------------------
Restricted Stock, which shall be governed by an Award Agreement between the Company and the Grantee. Each Award Agreement shall contain such restrictions, terms, and conditions as the Committee may, in its discretion, determine, and may require that an appropriate legend be placed on the certificates evidencing the subject Restricted Stock.

     Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted, provided that the Grantee has executed the Award Agreement governing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the foregoing documents within any time period prescribed by the Committee, the Award shall be void. At the discretion of the Committee, Shares issued in connection with an Award shall be deposited together with the stock powers with an escrow agent designated by the Committee. Unless the Committee determines otherwise and as set forth in the Award Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a shareholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

     7.2     Non-Transferability.  Until  any restrictions upon Restricted Stock
             -------------------
awarded to a Grantee shall have lapsed in a manner set forth in Section 7.3, such shares of Restricted Stock shall not be transferable other than by will or the laws of descent and distribution, or pursuant to a Qualified Domestic
Relations  Order,  nor  shall  they  be  delivered  to  the  Grantee.

     7.3     Lapse  of Restrictions.  Restrictions upon Restricted Stock awarded
             ----------------------
hereunder shall lapse at such time or times (but, with respect to any award to a Grantee who is also a Section 16 Insider, not less than six months after the date of the Award) and on such terms and conditions as the Committee may, in its discretion, determine at the time the Award is granted or thereafter.

     7.4     Termination  of  Employment.  The Committee shall have the power to
             ---------------------------
specify, with respect to each Award granted to any particular Grantee, the effect upon such Grantee's rights with respect to such Restricted Stock of the termination of such Grantee's employment under various circumstances, which effect may include immediate or deferred forfeiture of such Restricted Stock or acceleration of the date at which any then-remaining restrictions shall lapse.

     7.5     Treatment  of  Dividends.  At the time an Award of Restricted Stock
             ------------------------
is made the Committee may, in its discretion, determine that the payment to the Grantee of any dividends, or a specified portion thereof, declared or paid on such Restricted Stock shall be (i) deferred until the lapsing of the relevant restrictions and (ii) held by the Company for the account of the Grantee until such lapsing. In the event of such deferral, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum determined by the Committee. Payment of deferred dividends, together with interest thereon, shall be made upon the lapsing of restrictions imposed on such Restricted Stock, and any dividends deferred (together with any interest thereon) in respect of Restricted Stock shall be forfeited upon any forfeiture of such Restricted Stock.

     7.6     Delivery  of  Shares.  Except  as  provided otherwise in Article IX
             --------------------
below, within a reasonable period of time following the lapse of the restrictions on shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such shares and such shares shall be free of all restrictions hereunder.

     7.7     Effect  of  Change in Control.  The Committee may determine, at the
             -----------------------------
time of granting Restricted Stock or thereafter, that such Restricted Stock shall become fully vested in the event that a Change in Control occurs with respect to the Company (and the Committee shall have the discretion to modify the definition of a Change in Control in a particular Award Agreement). If, at any time, the Committee finds that there is a reasonable possibility that, within six months or less, a Change in Control will occur with respect to the Company, then the Committee may determine that all outstanding Restricted Stock shall vest on an accelerated basis.

                                  ARTICLE VIII
                            STOCK APPRECIATION RIGHTS

     8.1     SAR  Grants.  The  Committee,  in its sole discretion, may grant to
             -----------
any Grantee a SAR. The Committee may impose such conditions or restrictions on the exercise of any SAR as it may deem appropriate, including, without limitation, restricting the time of exercise of the SAR to specified periods as may be necessary to satisfy the requirements of Rule 16b-3 of the Exchange Act.

     8.2     Determination  of  Price.  The  SAR  Exercise  Price  shall  be
             ------------------------
established by the Committee in its sole discretion. The SAR Exercise Price shall not be less than (i) 100% of the Fair Market Value of the Stock on the date the SAR is granted for a SAR issued in tandem with an Incentive Stock Option and (ii) 50% of the Fair Market Value of the Stock on the date the SAR is granted for other SARs.

     8.3     Exercise  of  a  SAR.  Upon exercise of a SAR, the Grantee shall be
             --------------------
entitled, subject to the terms and conditions of this Plan and the Agreement, to receive the excess for each share of Stock being exercised under the SAR of (i) the Fair Market Value of such share of Stock on the date of exercise over (ii) the SAR Exercise Price for such share of Stock.

     8.4     Payment  for  a  SAR.  At the sole discretion of the Committee, the
             --------------------
payment of such excess shall be made in (i) cash, (ii) shares of Stock, or (iii) a combination of both. Shares of Stock used for this payment shall be valued at their Fair Market Value on the date of exercise of the applicable SAR.

     8.5     Status  of  a  SAR  under  the Plan.  Shares of Stock subject to an
             -----------------------------------
Award of a SAR shall be considered shares of Stock which may be issued under the Plan for purposes of Section 5.1 hereof, unless the Agreement making the Award of the SAR provides that the exercise of such SAR results in the termination of an unexercised Option for the same number of shares of Stock.

     8.6     Termination  of  SARs.  A  SAR  may  be  terminated  as  follows:
             ---------------------

          (a) During the period of continuous employment with the Company, Parent or Subsidiary, a SAR will be terminated only if it has been fully exercised or it has expired by its terms.

          (b) Upon termination of employment, the SAR will terminate upon the earliest of (i) the full exercise of the SAR, (ii) the expiration of the SAR by its terms, and (iii) not more than three months following the date of employment termination; provided, however, should termination of employment (A) result from the death or Permanent and Total Disability of the Grantee, the period referenced in clause (iii) hereof shall be one year or (B) be for Cause, the SAR will terminate on the date of employment termination. For purposes of the Plan, a leave of absence approved by the Company shall not be deemed to be termination of employment unless otherwise provided in the Agreement or by the Company on the date of the leave of absence.

          (c) Subject to the terms of the Agreement with the Grantee, if a Grantee shall die or become subject to a Permanent and Total Disability prior to the termination of employment with the Company, Parent or Subsidiary and prior to the termination of a SAR, such SAR may be exercised to the extent that the Grantee shall have been entitled to exercise it at the time of death or disability, as the case may be, by the Grantee, the estate of the Grantee or the person or persons to whom the SAR may have been transferred by will or by the laws of descent and distribution.

          (d) Except as otherwise expressly provided in the Agreement with the Grantee, in no event will the continuation of the term of a SAR beyond the date of termination of employment allow the Employee, or his beneficiaries or heirs, to accrue additional rights under the Plan, have additional SARs available for exercise, or receive a higher benefit than the benefit payable as if the SAR had been exercised on the date of employment termination.

     8.7     No  Shareholder  Rights.  The  Grantee  shall  have  no rights as a
             -----------------------
shareholder with respect to a SAR. In addition, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or rights except as provided in Section 5.2 hereof.

     8.8     Effect  of  Change in Control.  The Committee may determine, at the
             -----------------------------
time of granting an SAR or thereafter, that such SAR shall become fully vested in the event that a Change in Control occurs with respect to the Company (and the Committee shall have the discretion to modify the definition of a Change in Control in a particular Award Agreement). If, at any time, the Committee finds that there is a reasonable possibility that, within six months or less, a Change in Control will occur with respect to the Company, then the Committee may determine that all outstanding SARs shall become exercisable on an accelerated basis.

                                   ARTICLE IX
                               STOCK CERTIFICATES


     The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof, or deliver any certificate for shares of Restricted Stock granted hereunder, prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed;

          (b) The completion of any registration or other qualification of such shares which the Committee shall deem necessary or advisable under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body;

          (c) The obtaining of any approval or other clearance from any federal or state governmental agency or body which the Committee shall determine to be necessary or advisable; and

          (d) The lapse of such reasonable period of time following the exercise of the Option as the Board from time to time may establish for reasons of administrative convenience.

     Stock certificates issued and delivered to Grantees shall bear such restrictive legends as the Company shall deem necessary or advisable pursuant to applicable federal and state securities laws.

                                    ARTICLE X
                            TERMINATION AND AMENDMENT


     10.1     Termination  and  Amendment.  The  Board may at any time terminate
              ---------------------------
the Plan, and may at any time and from time to time and in any respect amend the Plan; provided, however, that the Board (unless its actions are approved or ratified by the shareholders of the Company within twelve months of the date that the Board amends the Plan) may not amend the Plan to:

          (a) Increase the total number of shares of Stock issuable pursuant to Incentive Stock Options under the Plan or materially increase the number of shares of Stock subject to the Plan, in each case except as contemplated in
Section  5.2  hereof;

          (b) Change the class of employees eligible to receive Incentive Stock Options that may participate in the Plan or materially change the class of persons that may participate in the Plan; or

          (c) Otherwise materially increase the benefits accruing to participants under the Plan.

     10.2     Effect  on  Grantee's  Rights.  No  termination,  amendment,  or
              -----------------------------
modification of the Plan shall affect adversely a Grantee's rights under a Stock Option Agreement or Award Agreement without the consent of the Grantee or his legal representative.

                                   ARTICLE  XI
                    RELATIONSHIP TO OTHER COMPENSATION PLANS


     The adoption of the Plan shall not affect any other stock option, incentive, or other compensation plans in effect for the Company or any of its Subsidiaries; nor shall the adoption of the Plan preclude the Company or any of its Subsidiaries from establishing any other form of incentive or other compensation plan for employees, Officers or Directors of the Company or any of its Subsidiaries.

                                   ARTICLE XII
                                  MISCELLANEOUS


     12.1     Replacement  or  Amended  Grants.  At  the  sole discretion of the
              --------------------------------
Committee, and subject to the terms of the Plan, the Committee may modify outstanding Options or Awards or accept the surrender of outstanding Options or Awards and grant new Options or Awards in substitution for them. However no modification of an Option or Award shall adversely affect a Grantee's rights under a Stock Option Agreement or Award Agreement without the consent of the Grantee or his legal representative.

     12.2     Forfeiture  for  Competition.  If a Grantee provides services to a
              ----------------------------
competitor of the Company or any of its Subsidiaries, whether as an employee, officer, director, independent contractor, consultant, agent, or otherwise, such services being of a nature that can reasonably be expected to involve the skills and experience used or developed by the Grantee while an Employee, then that Grantee's rights under any Options outstanding hereunder shall be forfeited and terminated, and any shares of Restricted Stock held by such Grantee subject to remaining restrictions shall be forfeited, subject in each case to a determination to the contrary by the Committee.

     12.3     Plan  Binding  on  Successors.  The Plan shall be binding upon the
              -----------------------------
successors  and  assigns  of  the  Company.

     12.4     Singular,  Plural;  Gender.  Whenever  used  herein,  nouns in the
              --------------------------
singular shall include the plural, and the masculine pronoun shall include the feminine gender.

     12.5     Headings,  etc.,  Not  Part  of  Plan.  Headings  of  Articles and
              -------------------------------------
Sections hereof are inserted for convenience and reference; they do not constitute part of the Plan.

     12.6     Interpretation.  With respect to Section 16 Insiders, transactions
              --------------
under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Plan administrators fails to so comply, it shall be deemed void to the extent permitted by law and deemed advisable by the Plan administrators.


    *                  *                  *                  *              *

     Exhibit  A  to  American  Bingo & Gaming  Corp.  Stock  Option  Plan


                          AMERICAN BINGO & GAMING CORP.
                             STOCK OPTION AGREEMENT


     THIS STOCK OPTION AGREEMENT (this "Agreement") is entered into as of this ______ day of __________________, ________, by and between American Bingo &
Gaming  Corp.  (the  "Company")  and  _________________  (the  "Optionee").

     WHEREAS, on February 26, 1999, the Board of Directors of the Company adopted a stock option plan known as the "American Bingo & Gaming Corp. Stock Option Plan" (the "Plan"), and recommended that the Plan be approved by the Company's shareholders; and

     WHEREAS, the Committee has granted the Optionee a stock option to purchase the number of shares of the Company's common stock as set forth below, and in consideration of the granting of that stock option the Optionee intends to remain in [the employ of]/[service to] the Company; and

     WHEREAS, the Company and the Optionee desire to enter into a written agreement with respect to such option in accordance with the Plan.

     NOW, THEREFORE, as [an employment incentive]/[a service incentive] and to encourage stock ownership, and also in consideration of the mutual covenants contained herein, the parties hereto agree as follows.

     1.     Incorporation  of  Plan.  This  option  is  granted  pursuant to the
            -----------------------
provisions of the Plan and the terms and definitions of the Plan are incorporated herein by reference and made a part hereof. A copy of the Plan has been delivered to, and receipt is hereby acknowledged by, the Optionee.

     2.     Grant  of  Option.  Subject  to the terms, restrictions, limitations
            -----------------
and conditions stated herein, the Company hereby evidences its grant to the Optionee, not in lieu of salary or other compensation, of the right and option (the "Option") to purchase all or any part of the number of shares of the Company's Common Stock, $.001 par value per share (the "Stock"), set forth on Schedule A attached hereto and incorporated herein by reference. The Option shall be exercisable in the amounts and at the time specified on Schedule A. The Option shall expire and shall not be exercisable on the date specified on Schedule A or on such earlier date as determined pursuant to Section 8, 9, or 10 hereof. Schedule A states whether the Option is intended to be an Incentive Stock Option.

     3.     Purchase  Price.  The price per share to be paid by the Optionee for
            ---------------
the shares subject to this Option (the "Exercise Price") shall be as specified on Schedule A, which price shall be an amount not less than the Fair Market
Value of a share of Stock as of the Date of Grant (as defined in Section 11 below) if the Option is an Incentive Stock Option.

     4.     Exercise  Terms.  The Optionee must exercise the Option for at least
            ---------------
the lesser of 100 shares or the number of shares of Purchasable Stock as to which the Option remains unexercised. In the event this Option is not exercised with respect to all or any part of the shares subject to this Option prior to its expiration, the shares with respect to which this Option was not exercised shall no longer be subject to this Option.

     5.     Option  Non-Transferable.  No  Option  shall  be  transferable by an
            ------------------------
Optionee other than by will or the laws of descent and distribution or, in the case of non-Incentive Stock Options, pursuant to a Qualified Domestic Relations Order, and no Option shall be transferable by an Optionee who is a Section 16 Insider prior to shareholder approval of the Plan. During the lifetime of an Optionee, Options shall be exercisable only by such Optionee (or by such Optionee's guardian or legal representative, should one be appointed).

     6.     Notice  of  Exercise of Option.  This Option may be exercised by the
            ------------------------------
Optionee, or by the Optionee's administrators, executors or personal representatives, by a written notice (in substantially the form of the Notice of Exercise attached hereto as Schedule B) signed by the Optionee, or by such administrators, executors or personal representatives, and delivered or mailed to the Company as specified in Section 13 hereof to the attention of the President or such other officer as the Company may designate. Any such notice shall (a) specify the number of shares of Stock which the Optionee or the Optionee's administrators, executors or personal representatives, as the case may be, then elects to purchase hereunder, (b) contain such information as may be reasonably required pursuant to Section 12 hereof, and (c) be accompanied by
(i) a certified or cashier's check payable to the Company in payment of the total Exercise Price applicable to such shares as provided herein, (ii) shares of Stock owned by the Optionee and duly endorsed or accompanied by stock transfer powers having a Fair Market Value equal to the total Exercise Price applicable to such shares purchased hereunder, or (iii) a certified or cashier's check accompanied by the number of shares of Stock whose Fair Market Value when added to the amount of the check equals the total Exercise Price applicable to such shares purchased hereunder. Upon receipt of any such notice and accompanying payment, and subject to the terms hereof, the Company agrees to issue to the Optionee or the Optionee's administrators, executors or personal representatives, as the case may be, stock certificates for the number of shares specified in such notice registered in the name of the person exercising this Option.

     7.     Adjustment  in Option.  The number of Shares subject to this Option,
            ---------------------
the Exercise Price and other matters are subject to adjustment during the term of this Option in accordance with Section 5.2 of the Plan.

     8.     Termination  of  Employment. [Revise if for consulting arrangement.]
            ---------------------------

          (a) Except as otherwise specified in Schedule A hereto, in the event of the termination of the Optionee's employment with the Company or any of its Subsidiaries, other than a termination that is either (i) for cause, (ii) voluntary on the part of the Optionee and without written consent of the Company, or (iii) for reasons of death or disability or retirement, the Optionee may exercise this Option at any time within 30 days after such termination to the extent of the number of shares which were Purchasable hereunder at the date of such termination.

          (b) Except as specified in Schedule A attached hereto, in the event of a termination of the Optionee's employment that is either (i) for cause or (ii) voluntary on the part of the Optionee and without the written consent of the Company, this Option, to the extent not previously exercised, shall terminate immediately and shall not thereafter be or become exercisable.

          (c) Unless and to the extent otherwise provided in Exhibit A hereto, in the event of the retirement of the Optionee at the normal retirement date as prescribed from time to time by the Company or any Subsidiary, the Optionee shall continue to have the right to exercise any Options for shares which were Purchasable at the date of the Optionee's retirement [provided that, on the date which is three months after the date of retirement, the Options will become void and unexercisable unless on the date of retirement the Optionee enters into a noncompete agreement with American Bingo & Gaming Corp. and continues to comply with such noncompete agreement]. This Option does not confer upon the Optionee any right with respect to continuance of employment by the Company or by any of its Subsidiaries. This Option shall not be affected by any change of employment so long as the Optionee continues to be an employee of the Company or one of its Subsidiaries.

     9.     Disabled  Optionee.  In  the  event  of  termination  of
            ------------------
[employment]/[consulting services] because of the Optionee's becoming a Disabled Optionee, the Optionee (or his or her personal representative) may exercise this Option at any time within three months after such termination to the extent of the number of shares which were Purchasable hereunder at the date of such termination.

     10.     Death  of  Optionee.  Except  as  otherwise set forth in Schedule A
             -------------------
with respect to the rights of the Optionee upon termination of [employment]/[consulting services] under Section 8(a) above, in the event of the Optionee's death while [employed by]/[serving] the Company or any of its Subsidiaries or within three months after a termination of such [employment]/[consulting services](if such termination was neither (i) for cause nor (ii) voluntary on the part of the Optionee and without the written consent of the Company), the appropriate persons described in Section 6 hereof or persons to whom all or a portion of this Option is transferred in accordance with Section 5 hereof may exercise this Option at any time within a period ending on the earlier of (a) the last day of the three month period following the Optionee's death or (b) the expiration date of this Option. If the Optionee was [an employee of]/[a consultant to] the Company at the time of death, this Option may be so exercised to the extent of the number of shares that were Purchasable hereunder at the date of death. If the Optionee's [employment]/[consulting services] terminated prior to his or her death, this Option may be exercised only to the extent of the number of shares covered by this Option which were Purchasable hereunder at the date of such termination.

     11.     Date  of  Grant.  This Option was granted by the Board of Directors
             ---------------
of  the  Company  on  the  date  set  forth in Schedule A (the "Date of Grant").

     12.     Compliance with Regulatory Matters.  The Optionee acknowledges that
             ----------------------------------
the issuance of capital stock of the Company is subject to limitations imposed by federal and state law and the Optionee hereby agrees that the Company shall not be obligated to issue any shares of Stock upon exercise of this Option that would cause the Company to violate any law or any rule, regulation, order or consent decree of any regulatory authority (including without limitation the Securities and Exchange Commission) having jurisdiction over the affairs of the Company. The Optionee agrees that he or she will provide the Company with such information as is reasonably requested by the Company or its counsel to determine whether the issuance of Stock complies with the provisions described by this Section 12.

     13.     Miscellaneous.
             -------------

          (a) This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.

          (b) This Agreement is executed and delivered in, and shall be governed by the laws of, the State of South Carolina.

          (c) Any requests or notices to be given hereunder shall be deemed given, and any elections or exercises to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three days after deposit thereof in the United States mail, registered, return receipt requested and postage prepaid, addressed, if to the Optionee, at the address set forth below and, if to the Company, to the executive offices of the Company at 1440 Charleston Highway, West Columbia, SC 29169.

          (d) This Agreement may not be modified except in writing executed by each of the parties hereto.

          IN WITNESS WHEREOF, this Stock Option Agreement has been executed on behalf of the Company and the Optionee has executed this Stock Option Agreement, all as of the day and year first above written.

AMERICAN  BINGO  &  GAMING  CORP.          OPTIONEE


By:                  Signature:
Name:                Name:
Title:               Address:

                                   SCHEDULE A
                                       TO
                             STOCK OPTION AGREEMENT
                                     BETWEEN
                          AMERICAN BINGO & GAMING CORP.
                                       AND


     Dated:


1.     Number  of  Shares  Subject  to  Option:  Shares.
       ---------------------------------------

2.     This  Option  (Check  one) [  ] is [  ] is not an Incentive Stock Option.
       ------------                    --      --------------------------------

3.     Option  Exercise  Price:  $  per  Share.
       -----------------------

4.     Date  of  Grant:
       ---------------

5.     Option  Vesting  Schedule:
       -------------------------

          Check  one:

          ( ) Options are exercisable with respect to all shares on or after the date hereof
          ( ) Options are exercisable with respect to the number of shares indicated below on or after the date indicated next to the number of shares:

                    No.  of  Shares                    Vesting  Date
                    ---------------                    -------------




6.     Option  Exercise  Period:
       ------------------------

          Check  One:

          (  )     All options expire and are void unless exercised on or before
,          .
          (  )     Options expire and are void unless exercised on or before the date  indicated  next  to  the  number  of  shares:

                    No.  of  Shares                    Expiration  Date
                    ---------------                    ----------------



7.     Effect  of  Termination of Employment of Optionee (if different from that
       -------------------------------------------------
set  forth  in  Sections  8  and  10  of  the  Stock  Option  Agreement):

                                   SCHEDULE B
                               NOTICE OF EXERCISE


          The  undersigned  hereby  notifies  American Bingo & Gaming Corp. (the
"Company")  of  this  election  to  exercise  the  undersigned's stock option to
purchase                     shares  of  the  Company's  common stock, $.001 par
value per share (the "Common Stock"), pursuant to the Stock Option Agreement (the "Agreement") between the undersigned and the Company dated. Accompanying this Notice is (1) a certified or cashier's check in the amount of $ payable to the Company, and/or (2) _______________ shares of the Company's Common Stock presently owned by the undersigned and duly endorsed or accompanied by stock transfer powers, having an aggregate Fair Market Value (as defined in the American Bingo & Gaming Corp. Stock Option Plan) as of the date hereof of $__________________, such amounts being equal, in the aggregate, to the purchase price per share set forth in Section 3 of the Agreement multiplied by the number of shares being purchased hereby (in each instance subject to appropriate adjustment pursuant to Section 5.2 of the Agreement).

          IN WITNESS WHEREOF, the undersigned has set his/her hand and seal, this _____ day of ______________, _______.

                              OPTIONEE  [OR  OPTIONEE'S
                              ADMINISTRATOR,
                              EXECUTOR  OR  PERSONAL
                              REPRESENTATIVE]



                              Signature:
                              Name:
                              Position  (if  other  than  Optionee):